CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Spear & Jackson, Inc. (the "Company") on Form 10-QSB/A for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:            May 23 2003               Mr. Dennis Crowley
                                            --------------------------

                                            Dennis Crowley
                                            Chief Executive Officer


Dated:            May 23 2003               Mr. William Fletcher
                                            --------------------------

                                            William Fletcher
                                            Chief Financial Officer